EXHIBIT 31.1
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                     RULE 13a-14(a)/15d-14(a) CERTIFICATION

I, Julie Smolyansky, certify that:

1. I have reviewed this Amendment No.1 to the quarterly report 2003 of Lifeway Foods, Inc. on Form 10-QSB for the quarter ended June 30;

2. Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment;

3. Based on my knowledge, the financial statements, and other financial information included in this Amendment, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this Amendment;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

     a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period for which this Amendment is being prepared;

     b. Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in the report amended by this Amendment our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Amendment based on such evaluation; and

     c. Disclosed in the report amended by this Amendment any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting.

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

     a. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

     b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.


Date: August 21, 2003

                                    /s/ Julie Smolyansky
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                                    Julie Smolyansky
                                    Chief Executive Officer, Chief Financial and
                                    Accounting Officer, President, Treasurer and
                                    Director